UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 20, 2010

Acorda Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15 Skyline Drive, Hawthorne, NY		10532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 347-4300

Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 20, 2010, Acorda Therapeutics, Inc. (“Registrant”) announced that  the National Heart, Lung, and Blood Institute (NHLBI) has awarded a $1 million Cardiac Translational Research Implementation Program (C-TRIP) grant to support research on Glial Growth Factor 2 (GGF2), a novel investigational agent for the treatment of patients with heart failure under development at Acorda. The grant, supporting both clinical and laboratory studies, was awarded jointly to Acorda and Vanderbilt University Heart and Vascular Institute, which are collaborating on research of GGF2 in heart failure. The first clinical study for GGF2 in patients with heart failure is expected to begin in mid-2010.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

99.1     Press Release dated July 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

July 20, 2010	By:	/s/ David Lawrence
Name: David Lawrence
Title: Chief Financial Officer

Exhibit Index

Exhibit No.                                                                                     Description

99.1                                                                                     Press Release dated July 20, 2010